Exhibit 99.3

Forward-Looking Statements

Statements in this presentation regarding First Marblehead’s expectations and future performance, including with regard to the future performance of securitization trusts that First Marblehead has facilitated (the “Trusts”), as well as any other statements that are not purely historical, constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our historical performance, the historical performance of the Trusts, and on our plans, estimates and expectations as of February 1, 2011. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future results, plans, projections, estimates or expectations contemplated will actually be achieved. You are cautioned that matters subject to forward-looking statements involve known and unknown risks and uncertainties, including economic, legislative, regulatory, competitive and other factors, which may cause actual results, including the performance of the Trusts and resulting cash flows, or the timing of events, to be materially different than those expressed or implied by our forward-looking statements. Important factors that could cause or contribute to such differences include: degradation of credit quality, credit enhancement or performance of the Trusts’ loan portfolios; economic, legislative, regulatory, competitive and other factors affecting default, recovery and prepayment rates on the Trusts’ loan portfolios, including general economic conditions, the consumer credit environment, interest rates and unemployment rates; collections and risk mitigation strategies and programs, which may affect relative rates of forbearance, delinquency, and default; borrower defaults and the Trusts’ ability to recover principal and interest from such borrowers; capital market receptivity to private education loan asset-backed securities; distributions from time to time pursuant to the plan of reorganization of The Education Resources Institute, Inc., the former third-party guarantor of the Trusts’ underlying loans; changes to bankruptcy laws that could affect the non-dischargeable status of education-related loans; and the other factors set forth under the caption “risk factors” in our quarterly report on Form 10-Q filed with the Securities and Exchange Commission on November 9, 2010. We specifically disclaim any obligation to update any forward-looking statements as a result of developments occurring after February 1, 2011.

Disclaimer

The information in this presentation is intended to provide a broad overview of a portfolio of private education loans facilitated by First Marblehead. Neither First Marblehead nor any other party is offering any securities by making this presentation or soliciting any action based upon the information provided. Nothing in this presentation should be relied upon as a representation by First Marblehead, or any other person, as to the future performance of any securitization trust described in this presentation or as to any securities that may be issued in the future. The information contained herein is intended to be illustrative only, and historical collateral pools may not be representative of any future collateral pool. Investing in our common stock involves a high degree of risk. Prior to purchasing any shares, you should carefully consider the risks and uncertainties described in the reports we file from time to time with the Securities and Exchange Commission.

Trust parity ratios As of December 31, 2010 85% 87% 89% 91% 93% 95% 97% 99% 101% 103% 105% 0 12 24 36 48 60 72 84 96 108 NCMSLT (closed: 11/01/01) 2003-1 (closed: 12/11/03) 2004-1 (closed: 06/10/04) 2004-2 (closed: 10/28/04) 2005-1 (closed: 02/23/05) 2005-2 (closed: 06/09/05) 2005-3 (closed: 10/12/05) 2006-1 (closed: 03/09/06) 2006-2 (closed 06/08/06) 2006-3 (closed 09/28/06) 2006-4 (closed 12/07/06) 2007-1 (closed: 03/08/07) 2007-2 (closed: 06/14/07) 2007-3 (closed: 09/20/07) 2007-4 (closed: 09/20/07) NCMSLT Parity Ratio: trust assets (loan pool balance plus trust accounts) divided by liabilities (bonds outstanding) Months Since Inception 2003-1 2004-1 2005-1 2005-2 2005-3 2006-1 2004-2 2006-2 2006-4 2007-2 2007-3, 2007-4 2007-1 2006-3

Net recovery rates As of December 31, 2010 Net Recoveries: recoveries (either in the form of cash or repurchased loans) net of collection costs. Note: 2002 Vintage recovery rates experienced volatility in certain months due to a small balance of defaulted loans that experienced a delay in recovery.

Six month rolling prepayment rates Updated through December 31, 2010* *Average prepayment rate during preceding six month period. NCMSLT as of September 30, 2010 (most recent quarterly reporting date). NCSLT 2003-1 as of October 31, 2010 (most recent quarterly reporting date). NCSLT 2004-1 as of November 30, 2010 (most recent quarterly reporting date).

NCSLT Trust payment status As of December 31, 2010 Source: First Marblehead

Payment Status by Risk Segment1 NCMSLT as of December 31, 2010 (1) Please refer to our most recent Form 10-Q, filed November 9, 2010, for a description of credit risk segments (2) Outstanding aggregate principal and capitalized interest balance as of December 31, 2010 (3) Loans “not in repayment” include loans in deferment or forbearance status as of December 31, 2010 Not in repayment3 In Repayment Segment Distribution by Original Loan Amount Segment Distribution by Outstanding Loan Amount2

Payment Status by Risk Segment1 NCSLT 2003-1 as of December 31, 2010 (1) Please refer to our most recent Form 10-Q, filed November 9, 2010, for a description of credit risk segments (2) Outstanding aggregate principal and capitalized interest balance as of December 31, 2010 (3) Loans “not in repayment” include loans in deferment or forbearance status as of December 31, 2010 Not in repayment3 In Repayment Segment Distribution by Original Loan Amount Segment Distribution by Outstanding Loan Amount2

Payment Status by Risk Segment1 NCSLT 2004-1 as of December 31, 2010 (1) Please refer to our most recent Form 10-Q, filed November 9, 2010, for a description of credit risk segments (2) Outstanding aggregate principal and capitalized interest balance as of December 31, 2010 (3) Loans “not in repayment” include loans in deferment or forbearance status as of December 31, 2010 Not in repayment3 In Repayment Segment Distribution by Original Loan Amount Segment Distribution by Outstanding Loan Amount2

Payment Status by Risk Segment1 NCSLT 2004-2 as of December 31, 2010 (1) Please refer to our most recent Form 10-Q, filed November 9, 2010, for a description of credit risk segments (2) Outstanding aggregate principal and capitalized interest balance as of December 31, 2010 (3) Loans “not in repayment” include loans in deferment or forbearance status as of December 31, 2010 Not in repayment3 In Repayment Segment Distribution by Original Loan Amount Segment Distribution by Outstanding Loan Amount2

Payment Status by Risk Segment1 NCSLT 2005-1 as of December 31, 2010 (1) Please refer to our most recent Form 10-Q, filed November 9, 2010, for a description of credit risk segments (2) Outstanding aggregate principal and capitalized interest balance as of December 31, 2010 (3) Loans “not in repayment” include loans in deferment or forbearance status as of December 31, 2010 Not in repayment3 In Repayment Segment Distribution by Original Loan Amount Segment Distribution by Outstanding Loan Amount2

Payment Status by Risk Segment1 NCSLT 2005-2 as of December 31, 2010 (1) Please refer to our most recent Form 10-Q, filed November 9, 2010, for a description of credit risk segments (2) Outstanding aggregate principal and capitalized interest balance as of December 31, 2010 (3) Loans “not in repayment” include loans in deferment or forbearance status as of December 31, 2010 Not in repayment3 In Repayment Segment Distribution by Original Loan Amount Segment Distribution by Outstanding Loan Amount2

Payment Status by Risk Segment1 NCSLT 2005-3 as of December 31, 2010 (1) Please refer to our most recent Form 10-Q, filed November 9, 2010, for a description of credit risk segments (2) Outstanding aggregate principal and capitalized interest balance as of December 31, 2010 (3) Loans “not in repayment” include loans in deferment or forbearance status as of December 31, 2010 Not in repayment3 In Repayment Segment Distribution by Original Loan Amount Segment Distribution by Outstanding Loan Amount2

Payment Status by Risk Segment1 NCSLT 2006-1 as of December 31, 2010 (1) Please refer to our most recent Form 10-Q, filed November 9, 2010, for a description of credit risk segments (2) Outstanding aggregate principal and capitalized interest balance as of December 31, 2010 (3) Loans “not in repayment” include loans in deferment or forbearance status as of December 31, 2010 Not in repayment3 In Repayment Segment Distribution by Original Loan Amount Segment Distribution by Outstanding Loan Amount2

Payment Status by Risk Segment1 NCSLT 2006-2 as of December 31, 2010 (1) Please refer to our most recent Form 10-Q, filed November 9, 2010, for a description of credit risk segments (2) Outstanding aggregate principal and capitalized interest balance as of December 31, 2010 (3) Loans “not in repayment” include loans in deferment or forbearance status as of December 31, 2010 Not in repayment3 In Repayment Segment Distribution by Original Loan Amount Segment Distribution by Outstanding Loan Amount2

Payment Status by Risk Segment1 NCSLT 2006-3 as of December 31, 2010 (1) Please refer to our most recent Form 10-Q, filed November 9, 2010, for a description of credit risk segments (2) Outstanding aggregate principal and capitalized interest balance as of December 31, 2010 (3) Loans “not in repayment” include loans in deferment or forbearance status as of December 31, 2010 Not in repayment3 In Repayment Segment Distribution by Original Loan Amount Segment Distribution by Outstanding Loan Amount2

Payment Status by Risk Segment1 NCSLT 2006-4 as of December 31, 2010 (1) Please refer to our most recent Form 10-Q, filed November 9, 2010, for a description of credit risk segments (2) Outstanding aggregate principal and capitalized interest balance as of December 31, 2010 (3) Loans “not in repayment” include loans in deferment or forbearance status as of December 31, 2010 Not in repayment3 In Repayment Segment Distribution by Original Loan Amount Segment Distribution by Outstanding Loan Amount2

Payment Status by Risk Segment1 NCSLT 2007-1 as of December 31, 2010 (1) Please refer to our most recent Form 10-Q, filed November 9, 2010, for a description of credit risk segments (2) Outstanding aggregate principal and capitalized interest balance as of December 31, 2010 (3) Loans “not in repayment” include loans in deferment or forbearance status as of December 31, 2010 Not in repayment3 In Repayment Segment Distribution by Original Loan Amount Segment Distribution by Outstanding Loan Amount2

Payment Status by Risk Segment1 NCSLT 2007-2 as of December 31, 2010 (1) Please refer to our most recent Form 10-Q, filed November 9, 2010, for a description of credit risk segments (2) Outstanding aggregate principal and capitalized interest balance as of December 31, 2010 (3) Loans “not in repayment” include loans in deferment or forbearance status as of December 31, 2010 Not in repayment3 In Repayment Segment Distribution by Original Loan Amount Segment Distribution by Outstanding Loan Amount2

Payment Status by Risk Segment1 NCSLT 2007-3 as of December 31, 2010 (1) Please refer to our most recent Form 10-Q, filed November 9, 2010, for a description of credit risk segments (2) Outstanding aggregate principal and capitalized interest balance as of December 31, 2010 (3) Loans “not in repayment” include loans in deferment or forbearance status as of December 31, 2010 Not in repayment3 In Repayment Segment Distribution by Original Loan Amount Segment Distribution by Outstanding Loan Amount2

Payment Status by Risk Segment1 NCSLT 2007-4 as of December 31, 2010 (1) Please refer to our most recent Form 10-Q, filed November 9, 2010, for a description of credit risk segments (2) Outstanding aggregate principal and capitalized interest balance as of December 31, 2010 (3) Loans “not in repayment” include loans in deferment or forbearance status as of December 31, 2010 Not in repayment3 In Repayment Segment Distribution by Original Loan Amount Segment Distribution by Outstanding Loan Amount2